UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)           (Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund distributed more than its income and capital gains during the year 2011; therefore, a portion of the distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2012, you received a Form 1099-DIV for the calendar year 2011 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund’s Distribution Policy”.

February 21, 2012

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the fourth quarter of 2011. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.14% of the December 30, 2011, closing price of $10.92 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     Your Fund had a total return (income plus change in market price) of 11.3% for the quarter ended December 31, 2011, which was more than the 6.8% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index – a stock-only index – had a total return of 8.3%.

     On a longer-term basis, as of December 31, 2011, your Fund had a five-year cumulative total return of 56.0%, which is higher than the 30.1% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had a total return during that period of 20.0%. It is important to note that the composite and index returns stated here and below include no fees or expenses, whereas the Fund’s NAV returns are net of expenses.

     The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
For the period indicated through December 31, 2011	DNP Select Income Fund Inc.		Composite Index	S&P 500 Utilities Index	Barclays Capital Utility Bond Index
	Market	NAV
One year	29.7%	22.6%	18.4%	19.9%	13.2%
Five years	56.0%	37.9%	30.1%	20.0%	53.0%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays Capital Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     The Future as History: In their widely cited 2009 book, This Time Is Different: Eight Centuries of Financial Folly, authors Reinhard and Rogoff lead readers through an entertaining but cautionary tale of the history of international financial default and economic calamity. The book is much more than storytelling; it is a compilation of data – interest, inflation and exchange rates, national trade balance and income, and much more – going back to the thirteenth century. In the authors’ view, learning from this historical data is of paramount importance for anticipating or even preventing future financial crises.

     The title, This Time Is Different, is tongue in cheek in that the authors document the fact that recurring crises have actually had similar causes and effects. The book’s release was well timed. In the wake of the United States financial crisis and recession of 2008–2009, it became painfully clear that Greece would not be able to repay her global indebtedness. Unfortunately, Greece is not the only country in financial trouble; Portugal, Ireland Italy, and Spain have also borrowed in excess of what they can repay in a low economic growth environment.

1

     The creation of the European Union and its common currency in 1999 was designed to facilitate greater financial market integration – capital flows across borders. The intention was that relatively capital poor countries could accelerate their economies by readily accepting investment from capital rich countries, which would then benefit from the returns on investment. Although not an observation of the authors, in a very real sense, the euro zone was designed to have the peripheral countries incur debt to finance growth. In fact, the peripheral countries did grow at an accelerated pace after the euro adoption, benefiting both lenders and borrowers.

     Reinhard and Rogoff believe that two key economic measures for a country are the flow of capital into the country, as measured by its current account balance, and the government’s budget deficit, expressed as a percent of gross domestic product. Both of those measures had been signaling danger for nations in the peripheral euro zone for years before the crisis came to a head. Capital flow imbalances also played a major role in both the post-NAFTA Mexico crisis in 1994 and the East Asian crisis in 1997. Unfortunately, policy makers were slow to realize that history was repeating itself in contemporary Europe.

     The authors suggest that part of the reason for the failure to heed warning signals is the timing of cause and effect. Markets and economies can endure imbalances for a long time before suffering any consequences. In the meantime, economic growth, realizations of return on investment, and increased consumption make it hard to recognize the underlying warning signals. Further, because crises in a single country can be generations apart, people of succeeding generations may have little awareness of what it was like. For example, in the United States, only members of the older generation still remember the Great Depression. By the same token, those who are now adversely affected by the “Great Recession” of 2008 will carry that awareness with them into the future.

     Your Fund managers believe there is currently a similar imbalance in U.S. interest rate markets that could have significant future consequences. The Federal Reserve (the Fed) has adopted an aggressively accommodative monetary policy in the wake of the Great Recession. By keeping interest rates low, the Fed hopes to stimulate the U.S. economy. The Fed’s quantitative easing program has fostered large capital flows into the government interest rate markets, even though inflation adjusted interest rates have been near or less than zero. This low interest rate environment has caused bond prices to rise, producing relatively high fixed income total returns in 2011.

     Federal Reserve Chairman Bernanke has indicated that near zero interest rates are likely to continue into 2014 and perhaps beyond. However, the Fed’s current policy of keeping interest rates near zero, rather than allowing the market to set interest rates, could have serious consequences when the Fed eventually shifts back toward a tighter monetary policy. When that happens, and market forces reassert themselves, there could be a meaningful readjustment, in which interest rates could rise and bond prices could fall. That has happened before in recent memory. In response to economic weakness in late 1990 and early 1991, the Federal Reserve adopted a sustained accommodative monetary policy. Inflation adjusted short term interest rates turned negative in the fall of 1992 and remained negative until mid-1993, when they began to rise again. Rising interest rates caused a drop in bond prices such that in 1994 the government bond market had one of its rare instances of negative total return. Your fund managers are concerned that such a scenario may currently be in process of being repeated, and consequently that it is increasingly likely that when the Fed’s monetary policy shifts, the bond market will not enjoy as favorable a total return as it has enjoyed recently.

     The current low level of interest rates and the continued uncertainty in global economies and financial markets has led many investors to appreciate the defensive characteristics of stocks of regulated utility companies. Domestic regulated utility company shares outperformed the S&P 500 by over 20% in 2011. Additionally, dividend yields on utility shares compared to 10 year U.S. Treasury yields are still near 40 year highs. Investor appetite for income is a

2

key valuation driver for companies in which your Fund invests. Your Fund managers expect investors to continue favoring companies capable of growing and maintaining their dividends for the foreseeable future.

     Board of Directors Meeting: At the regular February 2012 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	March 30	April 10
6.5	April 30	May 10
6.5	May 31	June 11

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industries. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telecommunication services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve–month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in February 2012, and retains an independent consultant to review the plan annually in February. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

     The Fund’s monthly distribution may be derived from one or more of the following sources: net investment income, realized capital gains, and to the extent necessary to support the monthly distribution, return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income”, and requires shareholders to adjust their cost basis. At the time of each distribution, the Fund is required to inform shareholders of the sources of its distributions based on U.S. generally accepted accounting principles (GAAP). However, the tax treatment of the Fund’s distributions can only be determined at the end of the fiscal year, and is reported to shareholders on Form 1099-DIV early in the following year. For federal income tax purposes, 86% of the distributions in 2011 were derived from net investment income, 11% to long-term capital gains and 3% from return of capital.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of December 31, 2011 the Fund's leverage consisted of $200 million of Remarketed Preferred Stock (RP), $200 million of Auction Preferred Stock (APS), and $600 million of debt. On that date the total amount of leverage represented approximately 34% of the Fund's total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than

3

short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the fixed income portion of the portfolio could adversely affect the income provided from leverage. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end fund’s preferred shares, including the preferred shares of the Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the Fund redeemed $300 million of RP and $300 million of APS.

     There are a number of factors that have constrained the DNP Fund from refinancing additional preferred shares with debt. The Fund is limited in its ability to use debt to refinance all of its outstanding preferred shares because of the asset coverage requirements of the Investment Company Act of 1940 and related SEC rules. In addition, the Fund cannot incur indebtedness or enter into reverse repurchase agreements without departing from the guidelines established by the two principal rating agencies. While the Funds’ goal is to provide additional liquidity to preferred shareholders, the Board of Directors and the Adviser continue to believe that any action taken to provide such liquidity should not materially disadvantage common shareholders and their ability to benefit from leverage, should be long-term in nature and should not encumber the investment process or reduce the pool of available investment alternatives. Because of all the foregoing considerations, the amount and timing of any future preferred share redemptions are uncertain. The Fund will announce any redemption through press releases and postings to its website.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through Computershare Shareowner Services LLC (BNY Mellon Shareowner Services was acquired on December 31, 2011 by Computershare). For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact Computershare Shareowner Services LLC (1-877-381-2537 or www.bnymellon.com/shareowner/equityaccess). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and Chief Executive Officer

4

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 2011

COMMON STOCKS—108.8%

Shares	Description	Value (Note 1)
	■ ELECTRIC, GAS AND WATER—87.5%
500,000	AGL Resources Inc.	$21,130,000
1,500,000	Alliant Energy Corp.(a)(b)	66,165,000
1,000,000	American Water
	Works Co.(a)(b)	31,860,000
2,500,000	CMS Energy Corp.	55,200,000
3,071,300	CenterPoint
	Energy Inc.(a)(b)	61,702,417
640,000	DTE Energy Co.	34,848,000
1,400,000	Dominion Resources,
	Inc.(a)(b)	74,312,000
1,600,000	Enbridge Inc. (Canada)	59,856,000
850,000	Entergy Corp.(a)(b)	62,092,500
1,000,000	Exelon Corp.	43,370,000
1,185,000	FirstEnergy Corp.(a)(b)	52,495,500
500,000	Great Plains Energy Inc.	10,890,000
188,673	National Grid PLC ADR
	(United Kingdom)	9,146,867
675,714	National Grid PLC
	(United Kingdom)	6,563,297
1,350,000	NextEra Energy,
	Inc.(a)(b)	82,188,000
2,000,000	NiSource Inc.	47,620,000
2,000,000	Northeast Utilities
	Inc.(a)(b)	72,140,000
800,000	Northwest Natural
	Gas Co.(a)(b)	38,344,000
3,000,000	NV Energy, Inc.	49,050,000
675,000	ONEOK, Inc.(a)(b)	58,515,750
1,500,000	PPL Corp.	44,130,000
2,000,000	Pepco Holdings Inc.	40,600,000
1,000,000	Piedmont Natural Gas Co.	33,980,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	72,270,000
1,800,000	Public Service Enterprise
	Group Inc.(a)(b)	59,418,000
1,500,000	Questar Corp.	29,790,000
1,000,000	Sempra Energy(a)(b)	55,000,000
1,500,000	Southern Co.(a)(b)	69,435,000
1,515,000	Spectra Energy Corp.	46,586,250
3,000,000	TECO Energy Inc.(a)(b)	57,420,000
1,000,000	TransCanada Corp.
	(Canada)(a)(b)	43,670,000

Shares	Description	Value (Note 1)
1,500,000	Vectren Corp.(a)(b)	$45,345,000
1,000,000	WGL Holdings Inc.	44,220,000
1,750,000	Westar Energy Inc.	50,365,000
1,400,000	Wisconsin Energy Corp.	48,944,000
3,000,000	Xcel Energy Inc.(a)(b)	82,920,000
		1,761,582,581
	■ TELECOMMUNICATION—21.3%
2,508,260	AT&T Inc.(a)(b)	75,849,782
1,600,000	CenturyLink Inc.(a)(b)	59,520,000
1,000,000	France Telecom SA
	(France)	15,753,050
3,518,491	Frontier Communications
	Corp.(a)(b)	18,120,229
998,000	SES (Luxembourg)	24,026,044
8,400,000	Telstra Corp. Ltd.
	(Australia)	28,676,907
757,900	Telus Corp. (Canada)	42,902,388
2,160,028	Verizon Communications
	Inc.(a)(b)	86,660,323
1,121,640	Vodafone Group PLC ADR
	(United Kingdom)	31,439,569
4,000,000	Windstream Corp.	46,960,000
		429,908,292
	Total Common Stocks
	(Cost—$1,830,856,132)	2,191,490,873

PREFERRED STOCKS—6.2%

	■ UTILITY—1.1%
220,000	Southern California Edison
	6 1/8% Perpetual	22,048,136
		22,048,136
	■ NON-UTILITY—5.1%
650,000	Duke Realty Corp. 6.95%
	Series M Perpetual	16,315,000
605,000	Kimco Realty Corp. 7 3/4%
	Series G Perpetual	15,578,750
710,432	Prologis, Inc. 7% Series O
	Perpetual	17,583,192
600,000	Realty Income Corp. 7 3/8%
	Series D Perpetual(a)	16,104,000

The accompanying notes are an integral part of these financial statements.

5

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2011

Shares	Description	Value (Note 1)
660,000	UDR, Inc. 6 3/4% Series G
	Perpetual	$16,830,000
200,000	Vornado Realty Trust 7%
	Series E Perpetual	5,070,000
234,900	Vornado Realty Trust 6 5/8%
	Series G Perpetual	5,947,668
350,000	Vornado Realty Trust 6 5/8%
	Series I Perpetual	8,816,500
		102,245,110
	Total Preferred Stocks
	(Cost—$121,582,989)	124,293,246

BONDS—32.0%

Par Value	Description	Value (Note 1)

	■ ELECTRIC, GAS AND WATER—22.0%
$15,000,000	American Water Capital
	Corp. 6.085%, due
	10/15/17(a)	$17,448,690
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	28,874,846
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	11,826,235
11,000,000	Cleveland Electric
	Illuminating Co. 8 7/8%,
	due 11/15/18(a)	14,760,064
6,750,000	Commonwealth 6.95%,
	due 7/15/18	8,088,903
15,305,000	Consolidated Edison Co.
	of New York 7 1/8%,
	due 12/01/18	19,688,199
24,000,000	Dominion Resources
	Capital Trust I 7.83%,
	due 12/01/27(a)	24,674,664
9,354,000	Dominion Resources Inc.
	6.4%, due 6/15/18	11,288,997
10,000,000	DPL Capital Trust II 8 1/8%,
	due 9/01/31	9,529,774
4,125,000	Duke Energy Corp. 6.3%,
	due 2/01/14	4,551,047
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,952,905

Par Value	Description	Value (Note 1)
$20,000,000	Entergy Texas Inc. 7 1/8%,
	due 2/01/19(a)(b)	$24,405,820
12,826,000	EQT Corp. 8 1/8%,
	due 6/01/19	15,044,500
14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17	16,508,737
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)	17,966,625
10,000,000	Georgia Power Co. 5.70%,
	due 6/01/17(a)	11,866,090
10,242,000	Indiana Michigan Power Co.
	6 3/8%, due 11/01/12	10,662,496
5,618,000	Indiana Michigan Power Co.
	7%, due 3/15/19	6,910,106
8,030,000	Kinder Morgan, Inc. 6.85%,
	due 2/15/20	9,441,867
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,326,150
10,000,000	National Fuel Gas Co. 8 3/4%,
	due 5/01/19(a)	12,363,270
10,000,000	National Grid PLC (United
	Kingdom) 6.3%,
	due 8/01/16	11,475,290
10,211,000	National Rural Utilities
	Cooperative Finance Corp.
	7 1/4%, due 3/01/12	10,318,369
9,500,000	Nevada Power Co. 6 1/2%,
	due 4/15/12	9,644,409
15,123,000	Oncor Electric Delivery Co.
	LLC 6 3/8%, due 5/01/12	15,370,624
11,000,000	ONEOK, Inc. 6%,
	due 6/15/35	11,773,773
6,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	7,464,008
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,685,225
14,000,000	Progress Energy Inc. 7.05%,
	due 3/15/19	17,314,766
5,000,000	Sempra Energy 6.15%,
	due 6/15/18	5,893,525
9,712,000	Sempra Energy 6 1/2%,
	due 6/01/16	11,329,048
6,488,000	Southern Union Co. 7.60%,
	due 2/01/24	7,632,250

The accompanying notes are an integral part of these financial statements.

6

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2011

Par Value	Description	Value (Note 1)
$8,850,000	Southern Union Co. 8 1/4%,
	due 11/15/29	$10,509,286
2,615,000	Spectra Energy 6 3/4%,
	due 7/15/18	2,944,221
9,140,000	TransCanada PipeLines Ltd.
	(Canada) 7 1/8%,
	due 1/15/19	11,664,898
14,380,000	Williams Partners, LP 7 1/4%,
	due 2/01/17	17,059,540
		443,259,217
	■ TELECOMMUNICATION—9.4%
10,000,000	Alltel Corp. 7%,
	due 7/01/12	10,303,570
10,000,000	BellSouth Capital Funding
	Corp. 7 7/8%,
	due 2/15/30(a)(b)	13,450,850
15,000,000	Centurytel Inc. 6 7/8%,
	due 1/15/28(a)	13,982,985
8,900,000	Comcast Corp. 7.05%,
	due 3/15/33	11,248,025
15,000,000	Koninklijke KPN NV
	(Netherlands) 8 3/8%,
	due 10/01/30(a)(b)	19,246,560
10,311,000	Rogers Wireless Inc.
	(Canada) 7 1/2%,
	due 3/15/15	12,073,201

Par Value	Description	Value (Note 1)
$10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	$12,148,150
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	6,125,530
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	6,052,657
29,700,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36(a)	24,530,656
5,000,000	Telefonica Europe BV
	(Spain) 8 1/4%,
	due 9/15/30	5,499,045
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14	26,092,440
15,500,000	Verizon Global Funding
	Corp. 7 3/4%,
	due 12/01/30(a)(b)	21,587,113
5,000,000	Vodafone Group PLC
	(United Kingdom) 7 7/8%,
	due 2/15/30	7,262,100
		189,602,882
	■ NON-UTILITY—0.6%
8,000,000	Dayton Hudson Corp. 9 7/8%,
	due 7/01/20	12,001,768
		12,001,768
	Total Bonds
	(Cost—$596,400,537)	644,863,867

TOTAL INVESTMENTS—147.0% (Cost—$2,548,839,658)	2,960,647,986
BORROWINGS—(29.8%)	(600,000,000)
OTHER ASSETS LESS LIABILITIES—(7.3%)	(146,719,353)
AUCTION PREFERRED STOCK—(9.9%)	(200,000,000)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,013,928,633

(a) All or a portion of this security has been segregated and made available for loan.

(b) All or a portion of this security has been loaned.

The accompanying notes are an integral part of these financial statements.

7

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at December 31, 2011.

	Level 1	Level 2
Common stocks	$2,191,490,873	—
Preferred stocks	124,293,246	—
Bonds	—	$644,863,867
Total	$2,315,784,119	$644,863,867

There were no Level 3 priced securities held and there were no significant transfers between Level 1 and Level 2 during the period ended December 31, 2011.

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

8

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS:
Investments at value (cost $2,548,839,658) including $563,954,573 of securities loaned	$2,960,647,986
Cash	55,339,346
Receivables:
Interest	11,061,049
Dividends	8,346,790
Securities lending income	1,631
Prepaid expenses	88,947
Total Assets	$3,035,485,749
LIABILITIES:
Investment advisory fee (Note 3)	4,054,204
Administrative fee (Note 3)	987,279
Borrowings (Note 8)	600,000,000
Dividends payable on common stock	15,721,083
Interest payable on remarketed preferred stock	43,168
Dividends payable on auction preferred stock	28,467
Accrued expenses	722,915
Remarketed preferred stock (2,000 shares issued and outstanding; liquidation
preference $100,000 per share)(Note 7)	200,000,000
Total Liabilities	821,557,116
Auction preferred stock (8,000 shares issued and outstanding; liquidation
preference $25,000 per share)(Note 7)	200,000,000
NET ASSETS APPLICABLE TO COMMON STOCK	$2,013,928,633
CAPITAL:
Common stock ($.001 par value; 300,000,000 shares authorized and 241,862,814
shares issued and outstanding)	$241,863
Additional paid-in capital	1,644,217,684
Accumulated net realized loss on investments	(11,748,483)
Distributions in excess of net investment income	(30,566,546)
Net unrealized appreciation (depreciation) on investments and foreign
currency translation	411,784,115
Net assets applicable to common stock	$2,013,928,633
Net asset value per share of common stock	$8.33

The accompanying notes are an integral part of these financial statements.

9

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2011

INVESTMENT INCOME:
Interest	$32,319,335
Dividends (less withholding tax of $1,362,387)	103,717,052
Securities lending income, net	309,040
Total investment income	136,345,427

EXPENSES:
Investment advisory fees (Note 3)	15,907,585
Interest expense and fees (Note 8)	12,800,168
Administrative fees (Note 3)	3,881,516
Remarketed preferred stock interest expense (Note 5)	533,530
Reports to shareholders	1,092,000
Remarketing agent fees—remarketed preferred stock	304,165
Broker-dealer commissions—auction preferred stock	304,165
Directors’ fees (Note 3)	464,050
Professional fees	353,700
Transfer agent fees	470,450
Custodian fees	377,100
Other expenses	431,169
Total expenses	36,919,598
Net investment income	99,425,829

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	90,306,553
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	194,368,675
Net realized and unrealized gain	284,675,228

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(2,602,320)
Net realized gain on investments	(335,558)
Total distributions	(2,937,878)
Net increase in net assets applicable to common stock resulting from operations	$381,163,179

The accompanying notes are an integral part of these financial statements.

10

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2011	For the year ended December 31, 2010
FROM OPERATIONS:
Net investment income	$99,425,829	$103,566,648
Net realized gain	90,306,553	66,195,630
Net change in unrealized appreciation (depreciation)	194,368,675	76,663,715
Distributions on auction preferred stock from net investment income	(2,602,320)	(3,060,378)
Distributions on auction preferred stock from net realized gains
on investment transactions	(335,558)	—
Net increase in net assets applicable to common stock
resulting from operations	381,163,179	243,365,615

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From and in excess of net investment income (Note 5)	(160,576,350)	(157,862,424)
From net realized gains on investment transactions (Note 5)	(20,706,855)	—
From return of capital (Note 5)	(6,312,497)	(27,221,564)
Total distributions to common stockholders	(187,595,702)	(185,083,988)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment
of 3,086,057 shares and 3,308,284 shares, respectively	29,088,638	29,591,153
Net increase in net assets derived from capital share
transactions	29,088,638	29,591,153
Total increase in net assets	222,656,115	87,872,780

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	1,791,272,518	1,703,399,738
End of year (including distributions in excess of net investment
income of $30,566,546 and $28,203,433, respectively)	$2,013,928,633	$1,791,272,518

The accompanying notes are an integral part of these financial statements.

11

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the year ended December 31, 2011

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$43,054,769
Income dividends received	100,985,492
Long-term capital gains dividends received	1,859,631
Return of capital on investments	2,053,737
Securities lending income, net	309,027
Interest paid on loan	(8,706,335)
Expenses paid including distributions on remarketed preferred stock	(30,778,119)
Purchase of investment securities	(360,931,096)
Proceeds from sale/redemption of investment securities	414,608,607
Net cash provided by operating activities		$162,455,713

Cash flows provided by (used in) financing activities:
Dividends paid	(187,395,109)
Proceeds from issuance of common stock under dividend
reinvestment plan	29,088,638
Net cash used in financing activities		(158,306,471)
Net increase in cash and cash equivalents		4,149,242
Cash and cash equivalents—beginning of year		51,190,104
Cash and cash equivalents—end of year		$55,339,346
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$381,163,179
Purchase of investment securities	(360,931,096)
Proceeds from sale/redemption of investment securities	414,608,607
Net realized gain on investments	(90,306,553)
Net change in unrealized appreciation (depreciation) on investments	(194,368,675)
Amortization of premiums and discounts on debt securities	9,376,808
Long-term capital gains dividends received	1,859,631
Return of capital on investments	2,053,737
Decrease in interest receivable	1,358,626
Increase in dividends receivable	(2,731,560)
Increase in accrued expenses	373,022
Increase in other receivable	(13)
Total adjustments		(218,707,466)
Net cash provided by operating activities		$162,455,713

The accompanying notes are an integral part of these financial statements.

12

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

	For the year ended December 31,
	2011	2010	2009	2008	2007
Net asset value:
Beginning of year	$7.50	$7.23	$6.60	$10.19	$10.00
Net investment income	0.45	0.54	0.50	0.45	0.48
Net realized gain (loss) and change in
unrealized appreciation/(depreciation)
on investments	1.17	0.52	0.93	(3.18)	0.61
Dividends on auction preferred stock from
net investment income	(0.01)	(0.01)	(0.02)	(0.06)	(0.12)
Dividends on auction preferred stock from
net realized gains on investment
transactions	—	—	—	(0.02)	—
Net increase/(decrease) from
investment operations applicable
to common stock	1.61	1.05	1.41	(2.81)	0.97
Dividends on common stock from and
in excess of net investment income	(0.66)	(0.67)	(0.54)	(0.53)	(0.78)
Dividends on common stock from net
realized gains on investment transactions	(0.09)	—	—	(0.25)	—
Return of capital	(0.03)	(0.11)	(0.24)	—	—
Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value:
End of year	$8.33	$7.50	$7.23	$6.60	$10.19
Per share market value:
End of year	$10.92	$9.14	$8.95	$6.15	$10.59
Ratio of expenses to average net assets
applicable to common stock	1.95%	2.20%	2.49%	2.46%	2.26%
Ratio of net investment income to average
net assets applicable to common stock	5.24%	6.25%	7.14%	5.11%	4.43%
Total investment return on market value (1)	29.60%	11.35%	61.41%	(36.54%)	5.47%
Net asset value total return (2)	22.54%	15.65%	23.96%	(28.55%)	10.02%
Portfolio turnover rate	12.68%	19.82%	17.88%	15.38%	22.34%
Net assets applicable to common stock,
end of year (000’s omitted)	$2,013,929	$1,791,273	$1,703,400	$1,527,981	$2,331,774

(1)	Total investment return assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan.
(2)	Net asset value total return assumes a purchase of common stock at the net asset value on the first day and a sale at the current net asset value on the last day of each year shown in the table and assumes reinvestment of dividends at the net asset value on each valuation date for each dividend reinvested under the terms of the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

13

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2011

Note 1. Organization:

DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

Note 2. Significant Accounting Policies:

The following are the significant accounting policies of the Fund:

A. Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ National List are valued at the last reported sale price using valuation data provided by an independent pricing service or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the pricing date at the close of the exchange representing the principal market for such securities and are classified as Level 1. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities and are generally classified as Level 2. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates market value and are classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are generally classified as Level 2 or 3.

B. Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2011 are subject to such review.

D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense

14

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2011

items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has an Administration Agreement with J. J. B. Hilliard, W. L. Lyons, LLC (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and .50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .20% of Average Weekly Managed Assets up to $1 billion, and .10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the year ended December 31, 2011 were $464,050.

C. Affiliated Shareholder: At December 31, 2011, Virtus Partners, Inc. held 142,222 shares of the Fund, which represents .06% of the Fund’s outstanding shares on that date. These shares may be sold at any time.

Note 4. Investment Transactions:

For the year ended December 31, 2011 purchases and sales of investment securities (excluding short-term investments) were $360,931,096 and $414,608,607, respectively.

Note 5. Distributions and Tax Information:

The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of

15

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2011

distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. During 2011, ordinary income distributions for federal income tax purposes included distributions from realized gains, until the Fund utilized all of its tax capital loss carryforwards. Subsequent to the use of all capital loss carryforwards, a portion of the Fund’s 2011 distributions was from capital gains.

The tax character of Fund distributions to common shareholders in 2011 and 2010 is as follows:

	12/31/11	12/31/10
Distributions paid from:
Ordinary income	$160,576,350	$157,862,424
Capital gains	20,706,855	—
Return of capital	6,312,497	27,221,564
Total distributions	$187,595,702	$185,083,988

     At December 31, 2011, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$2,575,361,971	$466,482,237	$(81,196,222)	$385,286,015

     At December 31, 2011 on a tax basis, the Fund had undistributed ordinary income of $0 and undistributed long term capital gains of $0. At December 31, 2011, distributable earnings for tax purposes differs from amounts calculated in accordance with U.S. generally accepted accounting principles by the amount of dividends payable on common and auction preferred stock that was declared but not yet paid, interest payable on remarketed preferred stock and unrealized foreign currency adjustments.

     Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short or long term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not incur any post-enactment losses in the current year and has fully utilized all pre-enactment losses.

Note 6. Reclassification of Capital Accounts:

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization. These reclassifications have no impact on the net asset value of the Fund. At December 31, 2011, the following reclassifications were recorded:

Paid-in Capital	Accumulated net realized loss on investments	Distributions in excess of net investment income
$(54,140,790)	$(7,248,938)	$61,389,728

16

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2011

Note 7. Preferred Stock:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

     During the year ended December 31, 2009, the Fund redeemed $600,000,000 of its outstanding preferred shares. All shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends.

     The 2,000 shares of RP outstanding on December 31, 2011 consist of two series, 1,000 shares each of Series D and Series E. The 8,000 shares of APS outstanding on December 31, 2011 consist of 4,000 shares each of Series TH and Series F.

     Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Beginning in mid-February 2008, the remarketings and auctions for the RP and APS have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction occurs when there are more sellers of RP or APS than buyers. The result is that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. These maximum dividend rates ranged from 0.15% to 0.36% for the RP and 1.41% to 1.50% for the APS during the year ended December 31, 2011. A failed remarketing or auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. It is impossible to predict how long this imbalance will last. A successful remarketing or auction of the Fund’s preferred stock may not occur for a long period of time, if ever. Even if the RP and APS markets become more liquid, the holders of the Fund’s preferred stock may not have the amount of liquidity they desire or the ability to sell the RP and APS at par.

     The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain; therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series D — December 22, 2021; and Series E — December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to 1/4 vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of 1/4 vote

17

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2011

per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The holders of the RP and APS, voting together as a class, are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

Note 8. Borrowings:

     On March 9, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $1,000,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one time arrangement fee that was paid in six equal installments based on a percentage of the total borrowing limit. Total commitment fees paid for the year ended December 31, 2011 were $4,044,444 and are included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the year ended December 31, 2011, the average daily borrowings under the Facility and the weighted daily average interest rate were $600,000,000 and 1.44%, respectively. As of December 31, 2011, the amount of such outstanding borrowings was $600,000,000. The interest rate applicable to the borrowing on December 31, 2011 was 1.68%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At December 31, 2011, Hypothecated Securities under the Credit Facility had a market value of $1,377,171,566 and Rehypothecated Securities had a market value of $563,954,573.

Note 9. Indemnifications:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

18

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2011

Note 10. Recent Accounting Pronouncement:

     In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitive information about the unobservable inputs used in the fair value measurements and the valuation processes used by the reporting entity categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management will add the required disclosure when ASU No. 2011-04 is adopted.

Note 11. Subsequent Events:

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of DNP Select Income Fund Inc.:

     We have audited the accompanying statement of assets and liabilities of DNP Select Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DNP Select Income Fund Inc. at December 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 21, 2012

20

Tax Information—(unaudited)

     For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2011. The Fund intends to designate up to a maximum of $62,186,820 as qualifying for the dividends received deduction for corporate shareholders. The Fund designated and paid $6,312,497 as return of capital distribution and designated and paid $21,042,413 as a long-term capital gain distribution. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $76,727,882 as taxed at the maximum of 15%. In February, the Fund provides tax information to shareholders for the preceding calendar year. A copy of the Fund’s Tax Information Letter for 2011 is available on its website at www.dnpselectincome.com.

Information about Proxy Voting by the Fund—(unaudited)

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dnpselectincome.com or on the SEC’s website www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com or on the SEC’s website at www.sec.gov.

Information about the Fund’s Portfolio Holdings—(unaudited)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com.

Additional Information – (unaudited)

     Since January 1, 2011: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

     Additional information, if any relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided in this report.

21

Information about Directors and Officers of the Fund—(unaudited)

     Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

     The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”).

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors
Stewart E. Conner Age: 70	Director	Term expires 2012; Director since 2004	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000–2004, Managing Partner 1988–2000)	4

Robert J. Genetski Age: 69	Director	Term expires 2013; Director since 2001	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995–2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank, author of several books; regular contributor to the Nikkei Financial Daily	4	Director, Midwest Banc Holdings, Inc. 2005–2010

Nancy Lampton Age: 69	Director and Vice Chair-person of the Board	Term expires 2012; Director since 1994	Vice Chairman of the Board of DNP since February 2006, DTF and DUC since May 2007 and DPG since May 2011; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, CanAlaska Uranium Ltd.

22

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Philip R McLoughlin Age: 65	Director	Term expires 2013; Director since 2009	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009–2010; Private investor 2004–2006; Consultant to Phoenix Investment Partners, Ltd. (“PXP”) 2002–2004; Chief Executive Officer of PXP, 1995–2002 (Chairman 1997–2002, Director 1995–2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000–2002	58	Chairman of the Board, The World Trust Fund (closed-end fund); Director, Argo Group International Holdings, Ltd. (insurance holding company, formerly known as PXRE Group Ltd.) 1999–2009

Geraldine M. McNamara Age: 60	Director	Term expires 2014; Director since 2009	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982–July 2006	49

Eileen A. Moran Age: 57	Director	Term expires 2012; Director since 2008	Private investor since April 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990–April 2011	4

Christian H. Poindexter Age 73	Director	Term expires 2014; Director since 2003	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002–March 2003; Chairman of the Board, April 1999–July 2002; Chief Executive Officer, April 1999–October 2001; President, April 1999–October 2000) Chairman, Baltimore Gas and Electric Company, January 1993–July 2002 (Chief Executive Officer January 1993–July 2000; President, March 1998–October 2000; Director, 1988–2003)	4	Director, The Baltimore Life Insurance Company (1998–November 2011)

23

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Carl F. Pollard Age: 73	Director	Term expires 2014; Director since 2002	Owner, Hermitage Farm LLC (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993–1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March–August 1993; President and Chief Operating Officer, Humana Inc. 1991–1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001–June 2011 (Director 1985–June 2011)

David J. Vitale Age: 65	Director and Chairman of the Board	Term expires 2012; Director since 2000	Chairman of the Board of DNP, DTF and DUC since May 2009 and DPG since May 2011; Chairman, Urban Partnership Bank. since August 2010; Private investor, January 2009–August 2010; Senior Advisor to the CEO, Chicago Public Schools April 2007–December 2008; Chief Administrative Officer, Chicago Public Schools April 2003–April 2007; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001–November 2002; Vice Chairman and Director, Bank One Corporation, 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993–1998 (Director, 1992–1998; Executive Vice President, 1986–1993)	4	Director, UAL Corporation (airline
holding company), Urban Partnership Bank, Alion Science and Technology
Corporation, ISO New England Inc.
(not for profit independent system
operator of New England’s electricity
supply), Ariel Capital Management, LLC
					and Wheels, Inc. (automobile fleet management)

24

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Interested Director
Nathan I. Partain, CFA Age: 55	Director	Term expires 2013; Director since 2007	President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since April 1998; Executive Vice President, April 1998–February 2001; Senior Vice President, January 1997–April 1998); President and Chief Executive Officer of DTF and DUC since 2004; President and Chief Executive Officer of DPG since March 2011; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997–2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989–1996 (Director of Equity Research, 1993–1996 and Director of Fixed Income Research, 1993)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services and other business operations sectors)

25

Officers of the Fund

     The officers of the Fund are elected at the annual meeting of the board of directors of the Fund. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director”. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Age: 61	Secretary and Senior Vice President since 1995 (Treasurer 1995–2002);	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993–2008,Vice President 1987–1993)

Alan M. Meder, CFA, CPA Age: 52	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since February 2011 (Assistant Treasurer May 2010–February 2011)	Senior Vice President of the Adviser since 1994; Chief Risk Officer since 2001; Member of the Board of Governors of CFA Institute since 2008 (currently serves as Vice Chairman of the Board); Financial Accounting Standards Advisory Council Member since January 2011

Joyce B. Riegel Age: 57	Chief Compliance Officer since 2004	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002–2004); Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001–2002

Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age: 51	Vice President since 2006 (Assistant Vice President 2004–2006); Assistant Secretary since 1988	Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since 1990; Treasurer, Hilliard-Lyons Government Fund, Inc. 1988–2010 (Vice President 1985–2010)

26

DNP SELECT INCOME FUND INC.

Summary Description of
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
for Common Shareholders

DNP Select Income Fund Inc. (the “Fund”) maintains a Dividend Reinvestment and Cash Purchase Plan (the “plan”). Under the plan, shareholders may elect to have all dividends and capital gains distributions paid on their common stock automatically reinvested by Computershare Shareowner Services LLC, as agent for shareholders, in additional shares of common stock of the Fund. Only registered shareholders may participate in the plan. The plan permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares who elect to participate. However, some nominees may not permit a beneficial owner to participate without transferring the shares into the owner’s name. Shareholders who do not elect to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shareholder’s shares are held in street or other nominee name, then to such shareholder’s nominee) by Computershare Shareowner Services LLC as dividend disbursing agent. Registered shareholders may also elect to have cash dividends deposited directly into their bank accounts.

When a dividend or distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash dividend or distribution is determined as follows:

(i) If shares of the Fund’s common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price.

(ii) If shares of the Fund’s common stock are trading at a discount from net asset value at the valuation date, Computershare Shareowner Services LLC receives the dividend or distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by Computershare Shareowner Services LLC for all shares purchased by it. If, before Computershare Shareowner Services LLC has completed its purchases, the market price exceeds the net asset value of a share, the average purchase price per share paid by Computershare Shareowner Services LLC may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The valuation date is the business day immediately preceding the date of payment of the dividend or distribution. On that date, the Fund’s administrator compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.

     The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by Computershare Shareowner Services LLC, including a fractional share to four decimal places. Computershare Shareowner Services LLC will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares held in the participant’s plan account have full dividend and voting rights. Dividends and distributions paid on shares held in the participant’s plan account will also be reinvested.

27

     The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred on any open market purchases of shares by Computershare Shareowner Services LLC.

     The automatic reinvestment of dividends and distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions.

     If the closing market price of shares of the Fund’s common stock should be equal to or greater than their net asset value on the valuation date, the participants in the plan would receive shares priced at the higher of net asset value or 95% of the market price. Consequently they would receive more shares at a lower per share price than if they had used the cash distribution to purchase Fund shares on the payment date in the market at the market price plus commission.

     If the market price should be less than net asset value on the valuation date, the cash distribution for the plan participants would be used by Computershare Shareowner Services LLC to purchase the shares to be received by the participants, which would be at a discount from net asset value unless the market price should rise during the purchase period so that the average price and commission exceeded net asset value as of the payment date. Also, since the Fund does not redeem its shares, the price on resale may be less or more than the net asset value.

     Plan participants may purchase additional shares of common stock through the plan by delivering to Computershare Shareowner Services LLC a check for at least $100, but not more than $5,000, in any month. Computershare Shareowner Services LLC will use such funds to purchase shares in the open market or in private transactions.

     The purchase price of such shares may be more than or less than net asset value per share. The Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge of $2.50 imposed by Computershare Shareowner Services LLC and a pro rata share of any brokerage commission (or equivalent purchase costs) paid by Computershare Shareowner Services LLC in connection with such purchases. Funds sent to the bank for voluntary additional share reinvestment may be recalled by the participant by written notice received by Computershare Shareowner Services LLC not later than two business days before the next dividend payment date. If for any reason a regular monthly dividend is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that such funds continue to be held by Computershare Shareowner Services LLC for subsequent investment. Participants will not receive interest on voluntary additional funds held by Computershare Shareowner Services LLC pending investment.

     A shareholder may leave the plan at any time by written notice to Computershare Shareowner Services LLC. To be effective for any given distribution, notice must be received by Computershare Shareowner Services LLC at least seven business days before the record date for that distribution. When a shareholder leaves the plan: (i) such shareholder may request that Computershare Shareowner Services LLC sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share, valued at the closing price of the Fund’s common stock on the New York Stock Exchange on the date discontinuance is effective) after deducting Computershare Shareowner Services LLC’s $5.00 charge and any brokerage commission (or equivalent sale cost) or (ii) if no request is made, such shareholder will receive a

28

certificate for the number of full shares held in such shareholder’s plan account, along with a check for any fractional share interest, valued at the closing price of the Fund’s common stock on the New York Stock Exchange on the date discontinuance is effective. If and when it is determined that the only balance remaining in a shareholder’s plan account is a fraction of a single share, such shareholder’s participation will be deemed to have terminated, and Computershare Shareowner Services LLC will send to such shareholder a check for the value of such fractional share, valued at the closing price of the Fund’s common stock on the New York Stock Exchange on the date discontinuance is effective.

The Fund may change, suspend or terminate the plan at any time upon mailing a notice to participants.

     For more information regarding, and an authorization form for, the plan, please contact Computershare Shareowner Services LLC at 1-877-381-2537 or on the World Wide Web at www.bnymellon.com/shareowner/equityaccess. Information on the plan is also available on the Fund’s website at www.dnpselectincome.com.

29

Board of Directors

DAVID J. VITALE
Chairman

NANCY LAMPTON
Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers
NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

Computershare
Shareowner Services LLC
480 Washington Blvd.
Jersey City, NJ 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, IL 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dnpselectincome.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is incorporated by reference from the section captioned “Audit and Non-Audit Fees” in the registrant’s definitive proxy statement to be filed within 120 days after the end of the fiscal year covered by this report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

DNP SELECT INCOME FUND INC.

DTF TAX FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

Last Revised June 14, 2011

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues including votes on “say on pay” and “golden parachutes.”

F.	“Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., or Duff & Phelps Global Utility Income Fund Inc., as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.	The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.	The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item, the term “Fund” refers to the registrant, DNP Select Income Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of March 6, 2012, are as follows:

Nathan I. Partain, CFA, has led the Fund’s portfolio management team since 1998 and has served on the Fund’s portfolio management team since 1996. He has been President, Chief Executive Officer and Chief Investment Officer of the Fund since February 2001 (Executive Vice President and Chief Investment Officer from 1998 to 2001). Mr. Partain has been President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President from 1997 to 2005), President and Chief Executive Officer of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), two other closed-end utilities oriented funds, since February 2004 and Duff & Phelps Global Utility Income Fund Inc. (“DPG”), another closed-end utilities oriented fund, since March 2011. Mr. Partain has final investment authority with respect to the Fund’s entire investment portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility. He is also chairman of the board and a director of Otter Tail Corporation (chairman since 2011 and director since 1993).

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team and has been Secretary and a Senior Vice President of the Fund since January 1995 (Treasurer from January 1995 to September 2002). He has been Executive Vice President and Assistant Chief Investment Officer of the Adviser since March 2008 (Senior Vice President from 1993 to 2008 and Vice President from 1987 to 1993), Secretary of DTF and DUC since May 2005 and Secretary of DPG since March 2011. He is also a member of the portfolio management team of DUC. Mr. Beittel concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Geoffrey P. Dybas, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since March 2004 (Vice President from 1998 to 2004). Mr. Dybas concentrates his research on REIT securities and has investment authority with respect to the Fund’s REIT portfolio. He is also the Global Team Head and senior portfolio manager for all REIT products managed by the Adviser. These products include the Virtus Real Estate Securities Fund, the Phoenix-Duff & Phelps Real Estate Securities Series sub-account of the Phoenix Edge Series annuity products, Virtus International Real Estate Securities Fund, Duff & Phelps Real Estate Securities Trust and various institutional separate accounts. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Deborah A. Jansen, CFA, has served on the Fund’s portfolio management team and has been a Senior Vice President of the Adviser since January 2001. Ms. Jansen has been Chief Investment Officer of DPG since March 2011. She concentrates her research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. Prior to joining the

Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Connie M. Luecke, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). She is also the co-portfolio manager of the Virtus Global Infrastructure Fund. Ms. Luecke concentrates her research on the global telecommunications industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. She joined the Duff & Phelps organization in 1992 and has served since then in positions of increasing responsibility.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). He has been Chief Investment Officer of DUC, another closed-end utilities oriented fund, since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). Mr. Petrisko assists Mr. Beittel with respect to the management of the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Randle L. Smith, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). He is also the co-portfolio manager of the Virtus Global Infrastructure Fund. Mr. Smith concentrates his research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. He joined the Duff & Phelps organization in 1990 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of December 31, 2011 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company. As of December 31, 2011, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment		Other Pooled Investment
	Companies (1)		Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Nathan I. Partain	0	$—	0	—	0	—
T. Brooks Beittel	1	$510.7	0	—	0	—
Geoffrey P. Dybas	4	$1,243.4	1	$ 31.7	12	$261.6
Deborah A. Jansen	1	$993.1	0	—	0	—
Connie M. Luecke	2	$126.4	0	—	0	—
Daniel J. Petrisko	1	$510.7	0	—	11	$2,177.6
Randle L. Smith	2	$126.4	0	—	0	—

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2011, of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals. The Fund’s portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the fund managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over a one,-three, and five-year period; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to a composite of the S&P Utility Market Price Index and the Barclays Capital U.S. Aggregate Bond Index. Portfolio Managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted EBITDA, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in restricted stock units (“RSU”) of Virtus that vest over three years.

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2011, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
T. Brooks Beittel	$10,001-$50,000
Geoffrey P. Dybas	None
Deborah A. Jansen	None
Connie M. Luecke	$10,001-$50,000
Nathan I. Partain	$100,001 - $500,000
Daniel J. Petrisko	None
Randle L. Smith	$50,001-$100,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 31, 2011) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
Date	March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
Date	March 6, 2012

By (Signature and Title)*	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer (principal financial officer) and Assistant Secretary
Date	March 6, 2012

* Print the name and title of each signing officer under his or her signature.